                                                                        EX-99.a3


                          CERTIFICATE OF THE SECRETARY
                                       of
                               THE BRINSON FUNDS

                            RESOLUTIONS DESIGNATING
                         INITIAL EIGHT SERIES OF SHARES


          Pursuant to Section Article V, Section 9 of the By-Laws, dated August 9, 1993 of The Brinson Funds, a Delaware business trust (the "Trust"), the undersigned does hereby certify the following:

          1. She is the duly elected, qualified and acting Secretary of the Trust.

          2. Attached hereto as incorporated by reference into the Trust's Agreement and Declaration of Trust dated August 9, 1993 (the "Declaration"), pursuant to Article III, Section 6 of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to the designation of the initial eight series of shares of the Trust.

          3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on August 9, 1993 at which a quorum was present and acted throughout and, unless subsequently amended by resolutions duly adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

          IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 14th day of April, 1998.



(Trust Seal)                        /s/Carolyn M. Burke
                                    ----------------------------
                                    Carolyn M. Burke, Secretary
                                    The Brinson Funds

                                                                        EX-99.a3


        Resolutions Adopted August 9, 1993 and Incorporated by Reference
                  into the Agreement and Declaration of Trust
                              of The Brinson Funds
                              dated August 9, 1993
                   Pursuant to Article III, Section 6 thereof

                   DESIGNATING INITIAL EIGHT SERIES OF SHARES


          RESOLVED, that pursuant to Article III, Section 1. of the [Declaration] the initial shares of beneficial interest of the Trust be, and hereby are, established and designated as the:

                    "Brinson Global Fund"
                    "Brinson Global Bond Fund"
                    "Brinson Global Equity Fund"
                    "Brinson Non-U.S. Equity Fund"
                    "Brinson U.S. Balanced Fund"
                    "Brinson U.S. Equity Fund"
                    "Brinson U.S. Bond Fund;" and
                    "Brinson Non-U.S. Bond Fund;" [and]

an unlimited number of shares of beneficial interest, (par value $0.001 per share), are hereby allocated to each series.[;and]

          [FURTHER] RESOLVED, that the Trust be, and it hereby is, authorized and empowered to issue an indefinite number of shares of beneficial interest, all with a par value of $0.001 per share, with such rights and preferences as are set forth in the [Declaration]; and

          FURTHER RESOLVED, that the officers, on behalf of the Trust, may make a public offering of the shares of beneficial interest of the Trust, including shares of the Brinson Global Fund, Brinson Global Bond Fund, Brinson Global Equity Fund, Brinson Non-U.S. Equity Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund, Brinson U.S. Bond Fund, Brinson Non-U.S. Bond Fund, in the manner described in the Trust's Registration Statement upon the effectiveness of the Post-Effective Amendment to the Corporation's Registration Statement, and the shares issued in connection with the public offering, when issued and paid for in accordance with the Registration Statement, shall be validly issued, fully-paid and non-assessable.

                                    *  *  *

          RESOLVED, that subject to the laws and requirements of Delaware Law, the Trustees or their designees may authorize the issuance of [stock] certificates in substantially the form presented here; and

                                                                        EX-99.a3


          FURTHER RESOLVED, that the [Trustees] or their designees may, from time to time[,] establish conditions as they determine to be in the Trust's and shareholders' best interest with regards to the issuance of [stock] certificates and the replacement of stock certificates reported to be lost, stolen or destroyed.

                                    *  *  *

          RESOLVED, that the President and Secretary of the Trust, or their designees, be, and hereby are, authorized and directed to do any and all such lawful acts as may be necesssary or appropriate to perform and carry out the preceding [resolutions].

                                                                        EX-99.a3


                         CERTIFICATE OF THE SECRETARY
                                       of
                               THE BRINSON FUNDS

 RESOLUTIONS ADDING BRINSON U.S. LARGE CAPITALIZATION GROWTH FUND, BRINSON U.S.
   SMALL CAPITALIZATION FUND, BRINSON HIGH YIELD BOND FUND, BRINSON EMERGING
           MARKETS EQUITY FUND AND BRINSON EMERGING MARKETS DEBT FUND

     Pursuant to Article V, Section 9 of the By-Laws, dated August 9, 1993, of The Brinson Funds, a Delaware business trust (the "Trust"), the undersigned does hereby certify the following:

     1.  She is the duly elected, qualified and acting Secretary of the Trust.

     2. Attached hereto as incorporated by reference into the Trust's Agreement and Declaration of Trust dated August 9, 1993, (the "Declaration"), pursuant to Article III, Section 6 of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to the authorization and designation of the Brinson U.S. Large Capitalization Growth Fund, Brinson U.S. Small Capitalization Fund, Brinson High Yield Bond Fund, Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on August 24, 1998 at which a quorum was present and acting throughout and, unless subsequently amended by resolutions duly adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 24th day of August, 1998.


(Trust Seal)

                                        ---------------------------
                                        Carolyn M. Burke, Secretary
                                        The Brinson Funds

                                                                        EX-99.a3


       Resolutions Adopted August 24, 1998 and Incorporated by Reference
                  Into the Agreement and Declaration of Trust
                              of The Brinson Funds
                              dated August 9, 1993
                   Pursuant to Article III, Section 6 thereof


    ADDING BRINSON U.S. LARGE CAPITALIZATION GROWTH FUND, BRINSON U.S. SMALL CAPITALIZATION FUND, BRINSON HIGH YIELD BOND FUND, BRINSON EMERGING MARKETS
               EQUITY FUND AND BRINSON EMERGING MARKETS DEBT FUND

     RESOLVED, that pursuant to Article III, Section 6 of the Agreement and Declaration of Trust, five additional Series of shares be, and they hereby are, authorized and designated as the:

                    Brinson U.S. Large Capitalization Growth Fund; and Brinson U.S. Small Capitalization Fund; and
                    Brinson High Yield Bond Fund; and
                    Brinson Emerging Markets Equity Fund; and
                    Brinson Emerging Markets Debt Fund; and


     FURTHER RESOLVED, that an unlimited number of shares of beneficial interest ($0.001 par value per share), are hereby allocated to each Series.

                                     * * *

     FURTHER RESOLVED, that the officers of the Trust are hereby authorized to take such additional actions necessary to implement the above resolutions.

                                                                        EX-99.a3


                          CERTIFICATE OF THE SECRETARY
                                       of
                               THE BRINSON FUNDS

             RESOLUTIONS CREATING CLASS B SHARES AND REDESIGNATING
                                 CLASS A SHARES


          Pursuant to Section Article V, Section 9 of the By-Laws, dated August 9, 1993 of The Brinson Funds, a Delaware business trust (the "Trust"), the undersigned does hereby certify the following:

          1. She is the duly elected, qualified and acting Secretary of the Trust.

          2. Attached hereto as incorporated by reference into the Trust's Agreement and Declaration of Trust dated August 9, 1993 (the "Declaration"), pursuant to Article III, Section 6 of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to: (i) the establishment of a multiple class system for the Trust; (ii) the authorization and creation of an additional class of shares of the Trust to be designated the "Class B" shares; and (iii) the re-designation of the Trust's outstanding series of shares as the "Class A" shares.

          3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on November 8, 1993 at which a quorum was present and acted throughout and, unless subsequently amended by resolutions duly adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

          IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 14th day of April, 1998.



(Trust Seal)                        /s/Carolyn M. Burke
                                    ----------------------------
                                    Carolyn M. Burke, Secretary
                                    The Brinson Funds

                                                                        EX-99.a3


                    Resolutions adopted November 8, 1993 and
                         Incorporated by Reference into
                     the Agreement and Declaration of Trust
                              of The Brinson Funds
                              dated August 9, 1993
                   Pursuant to Article III, Section 6 thereof

            CREATING MULTIPLE CLASS SYSTEM, CREATING CLASS B SHARES
                       AND RESDESIGNATING CLASS A SHARES


          WHEREAS, the Board of Trustees of The Brinson Funds (the "Trust") has reviewed the information provided by the Advisor relating to the establishment of a multiple class system which includes initially the creation of a new class of shares to be designated as "Class B" shares which shall be subject to a Rule 12b-1 fee;

                                    *  *  *

          "RESOLVED, that the establishment of a Multiple Class System for the Trust is hereby approved in principle; and

          FURTHER RESOLVED, that a second class of shares of each of the Brinson Global Fund series, Brinson Global Bond Fund series, Brinson Global Equity Fund series, Brinson U.S. Balanced Fund series, Brinson U.S. Bond Fund series, Brinson U.S. Equity Fund series, Brinson Non-U.S. Bond Fund series and Brinson Non-U.S. Equity Fund series is hereby established and designated "Class B" shares of such series as distinguished from the Trust's currently authorized shares of each series which shall heretofore be referred to as "Class A" shares, and an unlimited number of shares are hereby classified and allocated to such Class B shares of each series; and

          FURTHER RESOLVED, that each Class B share shall have the rights and limitations as set forth in Section 1 of Article III of the Trust's Agreement and Declaration of Trust, except that dividends paid on Class B shares of a series shall reflect reductions for payments of fees under the Trust's Distribution Plan relating to Class B shares adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan"), and provided further, that only the Class B shares shall be entitled to vote upon or with respect to any matter relating to or arising from the Plan; and

          FURTHER RESOLVED, that the Board of Trustees hereby determines that there is a reasonable likelihood that the Plan will benefit the Trust, each respective series and its shareholders and, consequently, hereby approves the Distribution Plan relating to Class B shares; and

                                                                        EX-99.a3


          FURTHER RESOLVED, that the officers are authorized to take whatever actions are necessary to revise the Trust's registration statement to reflect the creation of the Class B shares of each series; and

                                    *  *  *

          FURTHER RESOLVED, that the officers of the Trust are hereby authorized to take such additional actions necessary to implement the above resolutions.

                                                                        EX-99.a3


                         CERTIFICATE OF THE SECRETARY
                                       of
                               THE BRINSON FUNDS

             RESOLUTIONS REDESIGNATING CLASS A TO BRINSON CLASS AND
                           CLASS C TO SWISSKEY CLASS

     Pursuant to Article V, Section 9 of the By-Laws, dated August 9,1993, of The Brinson Funds, a Delaware business trust (the "Trust"), the undersigned does hereby certify the following:

     1.  She is the duly elected, qualified and acting Secretary of the Trust.

     2. Attached hereto as incorporated by reference into the Trust's Agreement and Declaration of Trust dated August 9, 1993 (the "Declaration"), pursuant to Article III, Section 6 of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to the: (i) redesignation of the Class A shares as the "Brinson Class" shares and (ii) redesignation of the Class C shares as the "SwissKey Class" shares of each series of the Trust.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on May 22, 1995 at which a quorum was present and acting throughout and, unless subsequently amended by resolutions duly adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 14th day of April, 1998.



(Trust Seal)


                                       /s/ Carolyn M. Burke
                                       Carolyn M. Burke, Secretary
                                       The Brinson Funds

                                                                        EX-99.a3


      Resolutions Adopted May 22, 1995 and Incorporated by Reference Into
                     the Agreement and Declaration of Trust
                              of the Brinson Funds
                              dated August 9, 1993
                   Pursuant to Article III, Section 6 thereof

                   REDESIGNATING CLASS A TO BRINSON CLASS AND
                           CLASS C TO SWISSKEY CLASS

     WHEREAS, the Board of Trustees of The Brinson Funds (the "Trust") has previously designated the original class of shares of each series of the Trust as the "Class A" shares [;] and

     WHEREAS, the Board of Trustees has determined that it is appropriate to redesignate such shares as the "Brinson Class" shares;

     NOW, THEREFORE, BE IT

     RESOLVED, that the Board of Trustees of the Trust hereby redesignates the original class of shares of each series of the Trust, currently designated as "Class A", as the "Brinson Class" shares[; and]

                                     * * *

     WHEREAS, the Board of Trustees of the Trust has previously designated an additional class of shares of each series of the Trust as the "Class C" shares; and

     WHEREAS, the Board of Trustees has determined that it is appropriate to redesignate such shares as the "SwissKey Class" shares;

     NOW, THEREFORE, BE IT

     RESOLVED, that the Board of Trustees of the Trust hereby redesignates the class of shares of each series of the Trust, currently designated as "Class C", as the "SwissKey Class" shares.

                                     * * *

     RESOLVED, that the Multiple Class Plan, as presented to this meeting, relating to the establishment of a multiple class system for each series of the Trust, is hereby determined to be in the best interests of each series and class and the Trust as a whole; and

     FURTHER RESOLVED, that the Multiple Class Plan relating to the establishment of a multiple class system for each series of the Trust is hereby adopted in the form presented to the meeting.

                                                                        EX-99.a3


                         CERTIFICATE OF THE SECRETARY
                                       of
                               THE BRINSON FUNDS

            RESOLUTIONS ADDING BRINSON SHORT-TERM GLOBAL INCOME FUND
                                      AND
          BRINSON U.S. CASH MANAGEMENT FUND CLASSES A AND B AND ADDING
                             CLASS C FOR ALL SERIES

     Pursuant to Article V, Section 9 of the By-Laws, dated August 9, 1993, of The Brinson Funds, a Delaware business trust (the "Trust"), the undersigned does hereby certify the following:

     1.  She is the duly elected, qualified and acting Secretary of the Trust.

     2. Attached hereto as incorporated by reference into the Trust's Agreement and Declaration of Trust dated August 9, 1993, (the "Declaration"), pursuant to Article III, Section 6 of the Declaration, is a true and complete copy of the resolutions adopted by the Bboard of Trustees of the Trust (the "Resolutions") with respect to the: (i) authorization and designation of the Brinson Short-Term Global Income Fund and the Brinson U.S. Cash Management Fund; (ii) establishment of Class A and Class B shares of the Brinson Short-Term Global Income Fund and Brinson U.S. Cash Management Fund series of the Trust; and (iii) authorizing and creating Class C shares of each series of the Trust;

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on February 21, 1995 at which a quorum was present and acting throughout and, unless subsequently amended by resolutions duly adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 14th day of April, 1998.


(Trust Seal)
                                       /s/Carolyn M. Burke
                                       -------------------
                                       Carolyn M. Burke, Secretary
                                       The Brinson Funds

                                                                        EX-99.a3


      Resolutions Adopted February 21, 1995 and Incorporated by Reference
                  Into the Agreement and Declaration of Trust
                              of The Brinson Funds
                              dated August 9, 1993
                   Pursuant to Article III, Section 6 thereof


                ADDING BRINSON SHORT-TERM GLOBAL INCOME FUND AND
           BRINSON U.S. CASH MANAGEMENT FUND WITH CLASSES A AND B AND
                         ADDING CLASS C FOR ALL SERIES

     RESOLVED, that pursuant to Article III, Section 6 of the Agreement and Declaration of Trust, two additional Series of shares be, and they hereby are, authorized and designated as the:

                    Brinson Short-Term Global Income Fund[;] and
                    Brinson U.S. Cash Management Fund; and

     FURTHER RESOLVED, that an unlimited number of shares of beneficial interest ($0.001 par value per share), are hereby allocated to each Series

                                     * * *

     RESOLVED, that two classes of shares of each of the Brinson Short-Term Global Income Fund Series and Brinson U.S. Cash Management Fund Series are hereby established and designated as "Class A" and "Class B" shares of such Series, and an unlimited number of shares are hereby classified and allocated to each such "Class A" and Class "B" shares of each Series; [and]

     FURTHER RESOLVED, that each Class A and Class B share shall have the same rights and limitations as set forth in Section 1 of Article III of the Trust's Agreement and Declaration of Trust, except that dividends paid on Class B shares of each Series shall reflect reductions for payments of fees under the Trust's Distribution Plan relating to Class B shares adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan"), and provided further, that only the Class B shares shall be entitled to vote upon or with respect to any matter relating to or arising from the Plan; [and]

     FURTHER RESOLVED, that the Board of Trustees hereby determines that there is a reasonable likelihood that the Plan will benefit the Trust, each respective Series and its shareholders and, consequently, hereby approves the Plan relating to Class B shares[.]

                                     * * *

     FURTHER RESOLVED, that the officers of the Trust are hereby authorized to take such additional actions necessary to implement the above resolutions.

                                                                        EX-99.a3


                                     * * *

     RESOLVED, that the officers are authorized and directed to issue to Brinson Partners, Inc., one authorized share of beneficial interest ($0.001 par value per share) of each of the following series designated as the:

          Brinson Short-Term Global Income Fund [;] and
          Brinson U.S. Cash Management Fund

(collectively the "Funds"), at a purchase price of $10.00 per share [and];

     FURTHER RESOLVED, that such shares, when issued and paid for, shall be validly issued, fully-paid and non-assessable[.]

                                     * * *

     RESOLVED, that the form of share certificate for each of the following Series designated as the:

          Brinson Short-Term Global Income Fund[;] and
          Brinson U.S. Cash Management Fund

of The Brinson Funds is hereby approved in substantially the form presented at this meeting; [and]

     FURTHER RESOLVED, that the Trustees of their designees may, from time to time, establish conditions as they determine to be in the Funds and their respective shareholders' best interests with regard to the issuance of certificates.

                                     * * *

     RESOLVED, that the officers of the Trust, in consultation with Counsel, be and they hereby are, authorized to prepare, execute and file such amendments to the Trust's Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with all exhibits, requests for expedited or accelerated review and other documents relating thereto, as they may deem necessary or appropriate to register for sale the shares of beneficial interest for the Trust's Series designated as the

          Brinson Short-Term Global Income Fund and
          Brinson U.S. Cash Management Fund; [and]

     FURTHER RESOLVED, that the shares issued in connection with such public offering, when issued and paid for in accordance with the registration statement, shall be validly issued, fully-paid and non-assessable [; and]

                                                                        EX-99.a3


     [FURTHER] RESOLVED, that the officers of The Brinson Funds or their designees, be, and hereby are, authorized and directed to take any and all such lawful actions as may be necessary or appropriate to perform and carry out the preceding resolutions relating to the registration and offering for the shares of beneficial interest of the Series designated as the

          Brinson Short-Term Global Income Fund and
          Brinson U.S. Cash Management Fund [.]

                                     * * *

     WHEREAS, the Board of Trustees of The Brinson Funds has reviewed the information provided by the Advisor relating to the creation of a new class of shares of each Series of the Trust to be designated as "Class C" shares which shall be subject to a Rule 12b-1 fee[;]

     NOW, THEREFORE, BE IT

     RESOLVED, that the establishment of a Class C for each Series of the Trust is hereby approved in princip[le]; [and]

     FURTHER RESOLVED, that a third class of shares of each of the Brinson Global Fund Series, Brinson Global Equity Fund Series, Brinson Global Bond Fund Series, Brinson Short-Term Global Income Fund Series, Brinson U.S. Balanced Fund Series Brinson U.S. Equity Fund Series, Brinson U.S. Bond Fund Series, Brinson U.S. Cash Management Fund Series, Brinson Non-U.S. Equity Fund Series and Brinson Non-U.S. Bond Fund Series is hereby established and designated as "Class C" shares of such Series as distinguished from the Trust's currently designated shares of Class A and Class B of each Series, respectively, and an unlimited number of shares are hereby classified and allocated to such Class C shares of each Series; [and]

     FURTHER RESOLVED, that each Class C share shall have the rights and limitations as set forth in Section 1 of Article III of the Trust's Agreement and Declaration of Trust, except that dividends paid on Class C shares of a Series shall reflect reductions for payments of fees under the Trust's Distribution Plan relating to Class C shares adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan") and, provided further, that only the Class C shares shall be entitled to vote upon or with respect to any matter relating to or arising from the Plan; [and]

     FURTHER RESOLVED, that the Board of Trustees hereby determines that there is a reasonable likelihood that the Plan will benefit the Trust, each respective class and its shareholders and, consequently, hereby approves the Plan relating to Class C shares; [and]

                                     * * *

     FURTHER RESOLVED, that the officers of the Trust are hereby authorized to take such additional actions necessary to implement the above resolutions.

                                                                        EX-99.a3


                         CERTIFICATE OF THE SECRETARY
                                       of
                               THE BRINSON FUNDS

             RESOLUTIONS CHANGING NAMES OF SERIES AND REDESIGNATING
                   NAMES OF BRINSON CLASS AND SWISSKEY CLASS

     Pursuant to Article V, Section 9 of the By-Laws, dated August 9,1993, of The Brinson Funds, a Delaware business trust (the "Trust"), the undersigned does hereby certify the following:

     1.  She is the duly elected, qualified and acting Secretary of the Trust.

     2. Attached hereto as incorporated by reference into the Trust's Agreement and Declaration of Trust dated August 9, 1993 (the "Declaration"), pursuant to Article III, Section 6 of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to the: (i) redesignation of the name of each series of the Trust; (ii) redesignation of the name of the "Brinson Class" of shares of each series of the Trust; and (iii) redesignation of the name of the "SwissKey Class" of shares of each series of the Trust.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees by unanimous written consent on July 27, 1995 and, unless subsequently amended by resolutions duly adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 14th day of April, 1998.



(Trust Seal)


                                      /s/ Carolyn M. Burke
                                      Carolyn M. Burke, Secretary
                                      The Brinson Funds

                                                                        EX-99.a3


      Resolutions Adopted July 27, 1995 and Incorporated by Reference Into
                     the Agreement and Declaration of Trust
                              of The Brinson Funds
                              dated August 9, 1993
                   Pursuant to Article III, Section 6 thereof

              CHANGING NAMES OF SERIES, AND REDESIGNATING NAMES OF
                        BRINSON CLASS AND SWISSKEY CLASS

     WHEREAS, the Board of Trustees the Trust has previously designated the Series of the Trust as follows:

                  Brinson Global Fund
                  Brinson Global Equity Fund
                  Brinson Global Bond Fund
                  Brinson Short-Term Global Income Fund
                  Brinson U.S. Balanced Fund
                  Brinson U.S. Cash Management Fund
                  Brinson U.S. Equity Fund
                  Brinson U.S. Bond Fund
                  Brinson Non-U.S. Equity Fund
                  Brinson Non-U.S. Bond Fund; and

     WHEREAS, the Board of Trustees has determined that it is appropriate to redesignate the Series of the Trust to eliminate reference to the name "Brinson" in each Series;

     NOW, THEREFORE, BE IT

     RESOLVED, that the Board of Trustees hereby redesignate the current Series of the Trust as follows:

                  Global Fund
                  Global Equity Fund
                  Global Bond Fund
                  Short-Term Global Income Fund
                  U.S. Balanced Fund
                  U.S. Cash Management Fund
                  U.S. Equity Fund
                  U.S. Bond Fund
                  Non-U.S. Equity Fund [;and]
                  Non-U.S. Bond Fund.

                                     * * *

                                                                        EX-99.a3


     WHEREAS, the Board of Trustees of the Trust has previously designated the "Brinson Class" of each Series of the Trust as follows:

                  Brinson Global Fund - Brinson Class
                  Brinson Global Equity Fund - Brinson Class
                  Brinson Global Bond Fund - Brinson Class
                  Brinson Short-Term Global Income Fund - Brinson Class Brinson U.S. Balanced Fund - Brinson Class
                  Brinson U.S. Cash Management Fund - Brinson Class Brinson U.S. Equity Fund - Brinson Class
                  Brinson U.S. Bond Fund - Brinson Class
                  Brinson Non-U.S. Equity Fund - Brinson Class
                  Brinson Non-U.S. Bond Fund - Brinson Class; and

     WHEREAS, the Board of Trustees of the Trust has determined that it is appropriate to redesignate the "Brinson Class" of each Series to prominently reflect the name of the class;

     NOW, THEREFORE, BE IT

     RESOLVED, that the Board of Trustees hereby redesignates the name of the "Brinson Class" shares of each Series of the Trust as follows:

                  Brinson Global Fund
                  Brinson Global Equity Fund
                  Brinson Global Bond Fund
                  Brinson Short-Term Global Income Fund
                  Brinson U.S. Balanced Fund
                  Brinson U.S. Cash Management Fund
                  Brinson U.S. Equity Fund
                  Brinson U.S. Bond Fund
                  Brinson Non-U.S. Equity Fund
                  Brinson Non-U.S. Bond Fund; and

     WHEREAS, the Board of Trustees of the Trust has previously designated the "SwissKey Class" of each Series of the Trust as follows:

                  Brinson Global Fund - SwissKey Class
                  Brinson Global Equity Fund - SwissKey Class
                  Brinson Global Bond Fund - SwissKey Class
                  Brinson Short-Term Global Income Fund - SwissKey Class Brinson U.S. Balanced Fund - SwissKey Class
                  Brinson U.S. Cash Management Fund - SwissKey Class Brinson U.S. Equity Fund - SwissKey Class
                  Brinson U.S. Bond Fund - SwissKey Class
                  Brinson Non-U.S. Equity Fund - SwissKey Class

                                                                        EX-99.a3


                  Brinson Non-U.S. Bond Fund - SwissKey Class; and

     WHEREAS, the Board of Trustees of the Trust has determined that it is appropriate to redesignate the "SwissKey Class" of each Series to prominently reflect the name of the class;

     NOW, THEREFORE, BE IT

     RESOLVED, that the Board of Trustees hereby redesignates the name of the "SwissKey Class" shares of each Series of the Trust as follows:

                  SwissKey Global Fund
                  SwissKey Global Equity Fund
                  SwissKey Global bond Fund
                  SwissKey Short-Term Global Income Fund
                  SwissKey U.S. Balanced Fund
                  SwissKey U.S. Cash Management Fund
                  SwissKey U.S. Equity Fund
                  SwissKey U.S. Bond Fund
                  SwissKey Non-U.S. Equity Fund
                  SwissKey Non-U.S. Bond Fund; and

     NOW, THEREFORE, BE IT

     FURTHER RESOLVED, that such changes shall become effective on July 28, 1995; and

     FURTHER RESOLVED, that the officers of the Trust, in consultation with counsel to the Trust, are hereby authorized and directed to take such actions as are necessary to effectuate such series and class name changes, including making such revisions to the Trust's registration statement, prospectuses, state registrations, and other relevant documents, as are required.

                                                                        EX-99.a3


                         CERTIFICATE OF THE SECRETARY
                                       of
                               THE BRINSON FUNDS

         RESOLUTIONS ELIMINATING BRINSON SHORT-TERM GLOBAL INCOME FUND

     Pursuant to Article V, Section 9 of the By-Laws, dated August 9,1993, of The Brinson Funds, a Delaware business trust (the "Trust"), the undersigned does hereby certify the following:

     1.  She is the duly elected, qualified and acting Secretary of the Trust.

     2. Attached hereto as incorporated by reference into the Trust's Agreement and Declaration of Trust dated August 9, 1993 (the "Declaration"), pursuant to Article III, Section 6 of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to the elimination of the Brinson Short-Term Global Income Fund series of the Trust.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on November 20, 1995 at which a quorum was present and acting throughout and, unless subsequently amended by resolutions duly adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 14th day of April, 1998.



(Trust Seal)


                                       /s/ Carolyn M. Burke
                                       Carolyn M. Burke, Secretary
                                       The Brinson Funds

                                                                        EX-99.a3


    Resolutions Adopted November 20, 1995 and Incorporated by Reference Into
                     the Agreement and Declaration of Trust
                              of The Brinson Funds
                              dated August 9, 1993
                   Pursuant to Article III, Section 6 thereof

               ELIMINATING BRINSON SHORT-TERM GLOBAL INCOME FUND

     WHEREAS, a series of the Trust has previously been established as the "Short-Term Global Income Fund"; and

     WHEREAS, such series has no assets and there are currently no shares outstanding of such series; and

     WHEREAS, the Board of Trustees desires, pursuant to Article III, Section 6(i) of the Agreement and Declaration of Trust to abolish the series;

     NOW, THEREFORE, BE IT

     RESOLVED, that the Short-Term Global Income Fund Series of the Trust is hereby abolished and its establishment and designation are rescinded; and

     RESOLVED, that the officers of the Trust are authorized to take such action as is necessary to effectuate the foregoing resolutions.

                                                                        EX-99.a3


                         CERTIFICATE OF THE SECRETARY
                                       of
                               THE BRINSON FUNDS

               RESOLUTIONS ELIMINATING U.S. CASH MANAGEMENT FUND
                             AND NON-U.S. BOND FUND

     Pursuant to Article V, Section 9 of the By-Laws, dated August 9,1993, of The Brinson Funds, a Delaware business trust (the "Trust"), the undersigned does hereby certify the following:

     1.  She is the duly elected, qualified and acting Secretary of the Trust.

     2. Attached hereto as incorporated by reference into the Trust's Agreement and Declaration of Trust dated August 9, 1993 (the "Declaration"), pursuant to Article III, Section 6 of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to the elimination of the (i) U.S. Cash Management Fund series of the Trust; and (ii) Non-U.S. Bond Fund series of the Trust.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on August 26, 1996 at which a quorum was present and acting throughout and, unless subsequently amended by resolutions duly adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 14th day of April, 1998.



(Trust Seal)


                                  /s/ Carolyn M. Burke
                                  Carolyn M. Burke, Secretary
                                  The Brinson Funds

                                                                        EX-99.a3


     Resolutions Adopted August 26, 1996 and Incorporated by Reference Into
                     the Agreement and Declaration of Trust
                              of The Brinson Funds
                              dated August 9, 1993
                   Pursuant to Article III, Section 6 thereof

                     ELIMINATING U.S. CASH MANAGEMENT FUND
                             AND NON-U.S. BOND FUND

     WHEREAS, two series of shares of the Trust had previously been established as the "U.S. Cash Management Fund" and the "Non-U.S. Bond Fund"; and

     WHEREAS, such series has no assets and there are currently no shares outstanding of such series; and

     WHEREAS, the Board of Trustees desires, pursuant to Article III, Section 6(i) of the Agreement and Declaration of Trust to abolish the series;

     NOW, THEREFORE, BE IT

     RESOLVED, that the U.S. Cash Management Fund and the Non-U.S. Bond Fund series of the Trust are hereby abolished and the establishment and designation of the series rescinded; and

     FURTHER RESOLVED, that the officers of the Trust are authorized to take such action as is necessary to effectuate the foregoing resolution.

                                                                        EX-99.a3


                         CERTIFICATE OF THE SECRETARY
                                       of
                               THE BRINSON FUNDS

                   RESOLUTIONS REDESIGNATING BRINSON CLASS AS
              BRINSON FUND-CLASS I AND ADDING BRINSON FUND-CLASS N

     Pursuant to Article V, Section 9 of the By-Laws, dated August 9,1993, of The Brinson Funds, a Delaware business trust (the "Trust"), the undersigned does hereby certify the following:

     1.  She is the duly elected, qualified and acting Secretary of the Trust.

     2. Attached hereto as incorporated by reference into the Trust's Agreement and Declaration of Trust dated August 9, 1993 (the "Declaration"), pursuant to Article III, Section 6 of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to the (i) redesignation of the name of each series known as the "Brinson Class" shares to the "Brinson Fund-Class I" shares of the Trust; and (ii) authorization and creation of an additional class of shares of the Trust to be known as "Brinson Fund-Class N" shares.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on May 19, 1997 at which a quorum was present and acting throughout and, unless subsequently amended by resolutions duly adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 14th day of April, 1998.



(Trust Seal)


                                    /s/ Carolyn M. Burke
                                    Carolyn M. Burke, Secretary
                                    The Brinson Funds

                                                                        EX-99.a3


      Resolutions Adopted May 19, 1997 and Incorporated by Reference Into
                     the Agreement and Declaration of Trust
                              of The Brinson Funds
                              dated August 9, 1993
                   Pursuant to Article III, Section 6 thereof

            REDESIGNATING BRINSON CLASS AS BRINSON FUND-CLASS I AND
                          ADDING BRINSON FUND-CLASS N

     WHEREAS, the Board of Trustees of the Trust, including a majority of those trustees who are not interested persons (as that term is defined in the 1940
Act) has previously approved the creation and designation of a class of shares of each series of the Trust known as:

                  Brinson Global Fund
                  Brinson Global Equity Fund
                  Brinson Global Bond Fund
                  Brinson U.S. Balanced Fund
                  Brinson U.S. Equity Fund
                  Brinson U.S. Bond Fund
                  Brinson Non-U.S. Equity Fund (collectively, "Brinson Shares");

     WHEREAS, based on the recommendation of Fund management, the Board of Trustees has determined that it is appropriate to redesignate the Brinson Shares as follows:

                  Brinson Global Fund - Class I
                  Brinson Global Equity Fund - Class I
                  Brinson Global Bond Fund - Class I
                  Brinson U.S. Balanced Fund - Class I
                  Brinson U.S. Equity Fund - Class I
                  Brinson U.S. Bond Fund - Class I
                  Brinson Non-U.S. Equity Fund - Class I (collectively, "Brinson Fund- Class I Shares");

     NOW, THEREFORE, BE IT

     RESOLVED, that the Board of Trustees of the Trust hereby redesignates the Brinson Shares of each series of the Trust, previously designated as:

                  Brinson Global Fund
                  Brinson Global Equity Fund
                  Brinson Global Bond Fund
                  Brinson U.S. Balanced Fund
                  Brinson U.S. Equity Fund
                  Brinson U.S. Bond Fund
                  Brinson Non-U.S. Equity Fund

                  as:

                                                                        EX-99.a3


                  Brinson Global Fund - Class I
                  Brinson Global Equity Fund - Class I
                  Brinson Global Bond Fund - Class I
                  Brinson U.S. Balanced Fund - Class I
                  Brinson U.S. Equity Fund - Class I
                  Brinson U.S. Bond Fund - Class I
                  Brinson Non-U.S. Equity Fund - Class I; and

     FURTHER RESOLVED, that the officers, in consultation with and with the assistance of outside counsel, are authorized to take such actions as are necessary to effectuate such change in class name, including the notification of existing and future shareholders and any service providers or contracting parties.

                                     * * *

     WHEREAS, the Board of Trustees of the Trust has reviewed the information provided by the Adviser relating to the creation of a new class of shares of each series of the Trust which, contingent upon receipt of the requisite initial shareholder approval, shall be subject to a Rule 12b-1 fee and which shall be designated as follows:

                  Brinson Global Fund - Class N
                  Brinson Global Equity Fund - Class N
                  Brinson Global Bond Fund - Class N
                  Brinson U.S. Balanced Fund - Class N
                  Brinson U.S. Equity Fund - Class N
                  Brinson U.S. Bond Fund - Class N
                  Brinson Non-U.S. Equity Fund - Class N (collectively, "Brinson Fund-Class N Shares"

     NOW, THEREFORE, BE IT

     RESOLVED, that the establishment of a Brinson Fund-Class N Shares class for each series of the Trust is hereby approved in principle; and


     FURTHER RESOLVED, that a third class of shares of each of the Global Fund series, Global Equity Fund series, Global Bond Fund series, U.S. Balanced Fund series, U.S. Equity Fund series, U.S. Bond Fund series and Non-U.S. Equity Fund series, is hereby established and designated as the Brinson Global Fund-Class N, Brinson Global Equity Fund - Class N, Brinson Global Bond Fund - Class N, Brinson U.S. Balanced Fund - Class N, Brinson U.S. Equity Fund - Class N, Brinson U.S. Bond Fund - Class N and Brinson Non-U.S. Equity Fund - Class N Shares of such series as distinguished from the Trust's currently designated shares of each series, respectively, and an unlimited number of shares are hereby classified and allocated to such Brinson Fund-Class N Shares of each series; and

                                                                        EX-99.a3


     FURTHER RESOLVED, that each Brinson Fund-Class N Share shall have the rights and limitations as set forth in Section 1 of Article III of the Trust's Agreement and Declaration of Trust, except that dividends paid on Brinson Fund-Class N Shares of a series shall reflect reductions for payments of fees under the Trust's Distribution Plan relating to Brinson Fund-Class N Shares adopted pursuant to Rule 12b-1 (the "Class N Plan") under the 1940 Act; and provided further, that only the Brinson Fund-Class N Shares shall be entitled to vote upon or with respect to any matter relating to or arising form the Class N Plan; and

     FURTHER RESOLVED, that the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as that term is defined in the 1940 Act) and who have no direct or indirect interest in the operation of the Class N plan, hereby determine that there is a reasonable likelihood that the Class N plan will benefit the Trust, the Brinson Fund-Class N Shares and their shareholders, and consequently, hereby approves the Class N Plan relating to the Brinson Fund-Class N Shares; and

     FURTHER RESOLVED, that the Class N Plan is hereby approved, in the form presented, and the officers are authorized to execute the Class N Plan prior to its implementation and to implement the Class N Plan; and

     FURTHER RESOLVED, that the expenses of the Brinson Fund-Class N Shares, Brinson Fund-Class I Shares and SwissKey Fund Class shares of each series shall vary only with respect to the distribution fees relating to the Brinson Fund-Class N Shares and SwissKey Fund Class shares as set forth in such classes' respective distribution plans; and

     FURTHER RESOLVED, that the officers of the Trust are hereby authorized to take such additional actions necessary to implement the above resolutions.

                                                                        EX-99.a3


                         CERTIFICATE OF THE SECRETARY
                                       of
                               THE BRINSON FUNDS

        RESOLUTIONS ADDING U.S. LARGE CAPITALIZATION EQUITY FUND SERIES
             AND ADDING BRINSON FUND-CLASS I SHARES, SWISSKEY CLASS
                        AND BRINSON FUND CLASS-N SHARES

     Pursuant to Article V, Section 9 of the By-Laws, dated August 9,1993, of The Brinson Funds, a Delaware business trust (the "Trust"), the undersigned does hereby certify the following:

     1.  She is the duly elected, qualified and acting Secretary of the Trust.

     2. Attached hereto as incorporated by reference into the Trust's Agreement and Declaration of Trust dated August 9, 1993 (the "Declaration"), pursuant to Article III, Section 6 of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to the: (i) authorization and designation of the U.S. Large Capitalization Equity Fund; and (ii) establishment of Brinson Fund-Class I Shares, SwissKey Class Shares and Brinson Fund-Class N Shares of the U.S. Large Capitalization Equity Fund series of the Trust.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on November 24, 1997 at which a quorum was present and acting throughout and, unless subsequently amended by resolutions duly adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 14th day of April, 1998.



(Trust Seal)


                                     /s/ Carolyn M. Burke
                                     --------------------
                                     Carolyn M. Burke, Secretary
                                     The Brinson Funds

                                                                        EX-99.a3


    Resolutions Adopted November 24, 1997 and Incorporated by Reference Into
                     the Agreement and Declaration of Trust
                              of The Brinson Funds
                              dated August 9, 1993
                   Pursuant to Article III, Section 6 thereof

            ADDING U.S. LARGE CAPITALIZATION EQUITY FUND SERIES AND
                       ADDING BRINSON FUND-CLASS I SHARES
                 SWISSKEY CLASS AND BRINSON FUND-CLASS N SHARES

     RESOLVED, that pursuant to Article III, Section 6 of the Trust's Agreement and Declaration of Trust, one additional series of shares (sometimes referred to herein as the "New Series") be, and it hereby is, authorized and designated as the

     U.S. Large Capitalization Equity Fund;

     and it is

     FURTHER RESOLVED, that an unlimited number of shares of beneficial interest ($0.001 par value), are hereby allocated to the New Series; and it is

                                     * * *

     FURTHER RESOLVED, that three classes of shares of the series of the Trust known as the U.S. Large Capitalization Equity Fund are hereby established and designated as the "Brinson U.S. Large Capitalization Equity Fund-Class N," the "Brinson U.S. Large Capitalization Equity Fund-Class I" and the "SwissKey U.S. Large Capitalization Equity Fund" class of shares of the New Series, and an unlimited number of shares of beneficial interest ($0.001 par value) are hereby classified and allocated to each such "Brinson U.S. Large Capitalization Equity Fund-Class N," "Brinson U.S. Large Capitalization Equity Fund-Class I" and "SwissKey U.S. Large Capitalization Equity Fund" class shares of the New Series; and it is

     FURTHER RESOLVED, that each Brinson U.S. Large Capitalization Equity Fund-Class N, Brinson U.S. Large Capitalization Equity Fund-Class I and the SwissKey U.S. Large Capitalization Equity Fund class share shall have the same rights and limitations as set forth in Section 1 of Article III of the Trust's Agreement and Declaration of Trust, except that dividends paid on the Brinson U.S. Large Capitalization Equity Fund-Class N shares and the SwissKey U.S. Large Capitalization Equity Fund class shares of the New Series shall reflect reductions for payments of fees under the Trust's Distribution Plans relating to the Brinson U.S. Large Capitalization Equity Fund-Class N shares and the SwissKey U.S. Large Capitalization Equity Fund class shares, respectively, adopted pursuant to Rule 12b-1 under the 1940 Act (each a "Plan"), and provided further, that only the Brinson U.S. Large Capitalization Equity Fund-Class N shares and the SwissKey U.S. Large Capitalization Equity Fund class shares shall be entitled to vote upon or with respect to any matter relating or arising form the Plan that has been adopted by the respective class; and it is

                                                                        EX-99.a3


     FURTHER RESOLVED, that the officers of the Trust are authorized to take whatever actions are necessary to revise the Trust's Registration Statement to reflect the creation of the three aforementioned classes of shares of the New Series.

                                     * * *

     RESOLVED, that the officers of the Trust are authorized and directed to issue to Brinson Partners, Inc. (the "Advisor") one authorized share of beneficial interest ($0.001 par value) of the following series of the Trust designated as the

     U.S. Large Capitalization Equity Fund,

     at a purchase price of $10.00 per share; and it is

     FURTHER RESOLVED, that such share, when issued and paid for, shall be validly issued, fully-paid and non-assessable.

                                     * * *

     RESOLVED, that the officers of the Trust in consultation with Trust counsel, be, and they hereby are, authorized to prepare, execute and file such amendments to the Trust's Registration Statement under the 1933 Act and the 1940 Act, together with all exhibits, requests for expedited or accelerated review and other documents relating thereto, as they many deem necessary or appropriate to register for sale the shares of beneficial interest of the series of the Trust designated as the

     U.S. Large Capitalization Equity Fund.

                                     * * *

     RESOLVED, that the officer of the Trust or their designees, in consultation with Trust counsel, be, and they hereby are, authorized and directed to take any and all such lawful actions as may be necessary or appropriate to perform and carry out the preceding resolutions relating to the registration and offering of the shares of beneficial interest of the series of the Trust designated as the

     U.S. Large Capitalization Equity Fund.